Exhibit 99.3

First Quarter Earnings Review April 16, 2003

Meeting Participants Tom Hoaglin Chairman, President and Chief Executive Officer Mike McMennamin Vice Chairman and Chief Financial Officer Jay Gould Sr. Vice President - Investor Relations

Basis of Presentation Operating Lease Reclassification The following presentation reflects the impact of the reclassification of $3.2 billion in auto leases from direct finance leases to operating leases effective in the 2003 first quarter. Prior period results have also been restated, though these amounts are subject to refinement in the Form 10-Q that will be filed on or before May 15, 2003. Elimination of Operating Results Discussion In order to comply with new SEC rules, Huntington has re-designed its presentation this quarter to essentially eliminate discussion of non-GAAP financial measures, including operating earnings. Prior period presentations had included a discussion of operating earnings, which excluded the impact of certain items primarily related to the strategic restructuring announced in July 2001. The first quarter 2003 and fourth quarter 2002 financial information provided in this press release were not impacted by these non-operating items. Rounding Please note that columns of data in the following slides may not add due to rounding.

Agenda Operating lease accounting reclassification First quarter performance highlights First quarter financial review 2003 Outlook

Operating Lease Accounting

Operating Lease Accounting Financial Impact $(3.2) million cumulative effect impact on equity as of December 31, 2002 $(0.10) EPS impact on 2002 net income $(0.01) EPS impact on 2003 first quarter net income Significant financial statement geography impact

Operating Lease vs. Direct Finance Lease Financial Impact Over the Life of the Lease There is no economic impact... identical earnings and cash flow under both methodologies Timing of Income Changes the timing of income recognition... Level revenue recognition vs. level yield accounting on amortizing asset

Operating Lease vs. Direct Finance Lease (1) Direct Finance Lease Operating Lease Y0 30 30 Y1 26.8 26.5 Y2 23.5 23 Y3 20 19.5 Y4 16 16 Y5 12.5 12.5 Direct Finance Lease Operating Lease Y0 Y1 1356 1033 Y2 1202 1033 Y3 1040 1033 Y4 871 1033 Y5 694 1033 Balance Sheet Impact (2) Income Recognition Timing (1) 5 year $30,000 lease @ 4.75% with $12,500 residual value and $378 monthly payment (2) DFL = Earning Asset; OL = Other Asset ($000's)

Operating Lease vs. Direct Finance Lease (1) (000's) Year 0 Year 1 Year 2 Year 3 Year 4 Year 5 Total Cumulative months -- 12 24 36 48 60 Direct Finance Lease B/S - Lease receivable - Gross $35.2 $30.6 $26.1 $21.6 $17.0 $12.5 B/S - Unearned income (5.2) (3.8) (2.6) (1.6) (0.7) - - B/S - Lease receivables - Net $30.0 $26.8 $23.5 $20.0 $16.3 $12.5 P&L - Interest income $ 1.4 $ 1.2 $ 1.0 $ 0.9 $ 0.7 $ 5.2 Operating Lease B/S - Rental equipment $30.0 $30.0 $30.0 $30.0 $30.0 $30.0 B/S - Accumulated depreciation - - (3.5) (7.0) (10.5) (14.0) (17.5) B/S - Rental equipment - Net $30.0 $26.5 $23.0 $19.5 $16.0 $12.5 P&L - NII - Rental income $ 4.5 $ 4.5 $ 4.5 $ 4.5 $ 4.5 $22.7 P&L - NIE - Depreciation (3.5) (3.5) (3.5) (3.5) (3.5) (17.5) P&L - Pre-tax income $ 1.0 $ 1.0 $ 1. 0 $ 1.0 $ 1.0 $ 5.2 P&L impact vs. DFL $(0.3) $(0.1) $ - - $ 0.1 $ 0.3 (1) 5 year $30,000 lease @ 4.75% with $12,500 residual value and $378 monthly payment

Operating Lease vs. Direct Finance Lease Financial Statement Geography Impact Operating Lease Direct Finance Accounting Lease Accounting Auto leases Non-interest earning asset Loans and leases Income earned Rental income Interest income Funding cost Interest expense Interest expense Depreciation expense Non-interest expense None Recoveries Non-interest income Loan loss provision Gross charge-offs Non-interest expense Loan loss provision Reserves None Loan loss reserve

First Quarter Performance Highlights

2003 First Quarter Performance Highlights 1Q03 4Q02 Net income $87.3 MM $76.6 MM Earnings per share $0.37 $0.33 Loan growth - annualized 11% 15 % Core deposit growth excluding CD's - annualized 12% 4 % Net interest margin 3.62% 3.63 % Efficiency ratio 69.6% 70.2 % Net charge-offs - adjusted (1) 0.68% 1.85 % NPAs (2) $140.7 MM $136.7 MM NPA coverage ratio (2) 231% 238 % Loan loss reserve / loans (2) 1.82% 1.82 % Tangible common equity ratio (2) 7.39% 7.61 % Repurchased 4.3 million shares (1) Annualized; excludes impact of net charge-offs on exited portfolios (2) Period end

First Quarter - Other Achievements Regional Banking Opened two new offices... one in East Michigan... one in Central Ohio Announced sale of Martinsburg, WV banking offices Began roll out of new Business Banking sales and relationship management training Record Business Banking sales Began roll out of teller staffing model Dealer Sales Sold $560 million of auto loans 2nd highest ever quarterly auto loan and operating lease production

First Quarter - Other Achievements Private Financial Group Record annuity sales Acquired $7.5 billion custody account - Ohio Police & Fire Pension fund Added two new 401(k) product offerings including one targeted for Business Banking customers Technology One year anniversary of on-line banking upgrade 24% DDA household penetration up from 7% 52% increase in active bill pay users with 7% DDA householder penetration up from 5% Achieved #1 ranking in ATM reliability four months in a row... 12/02 - 3/03 (1) Rolled out web-based Sales Referral System replacing paper-based system (1) Rated by Gasper with 13 peers and 54,300 ATM being rated

Financial Review

Performance Highlights 1Q03 4Q02 3Q02 2Q02 1Q02 EPS $0.37 $0.33 $0.39 $0.30 $0.37 ROA 1.29% 1.13% 1.45% 1.22% 1.41% ROE 15.7% 13.6% 16.3% 12.9% 15.7% Net interest margin 3.62% 3.63% 3.70% 3.78% 3.64% Efficiency ratio 69.6% 70.2% 68.8% 68.9% 71.7% Loan growth - annualized 11% 15% 10% (21)% (19)% Core deposit growth ex. CD's - annualized 12% 4% 17% (29)% (33)% Net charge-offs - adjusted (1) 0.68% 1.85%(2) 0.75% 0.83% 0.92% NPA ratio (3) 0.79% 0.77% 1.23% 1.34% 1.38% LLR / loans (3) 1.82% 1.82% 2.09% 2.09% 2.09% Tang. com. equity / assets (3) 7.39% 7.61% 8.02% 8.54% 9.12% (1) Excludes exited portfolios (2) Includes 4Q02 credit actions; excluding credit actions net charge-offs would have been 0.67% (3) Period end

2003 First Quarter Earnings Change B (W) vs. 4Q02 1Q02 ($MM) 1Q03 4Q02 1Q02 Amt. Amt. Pct. Net interest income $193.1 $194.0 $184.5 $ (0.9) $8.6 4.6 % Provision (35.7) (47.6) (39.0) 11.9 3.3 8.4 Non-interest income 315.6 306.5 303.1 9.0 12.5 4.1 Securities gains 1.2 2.3 0.5 (1.1) 0.7 NM Florida sale gain - - - - 175.3 - - (175.3) NM Non-interest expense (355.6) (352.7) (351.8) (2.9) (3.8) (1.1) Special charge - - - - (56.2) - - 56.2 NM Pretax income 118.5 102.5 216.4 16.0 (97.9) (45.2) Net income $ 87.3 $ 76.6 $ 92.2 $ 10.7 $ (4.9) (5.3) % EPS $ 0.37 $ 0.33 $ 0.37 $ 0.04 $ - - - - % Revenue (FTE) (1) $510.8 $502.4 $664.1 $ 8.4 $(153.3) (23.1) % (1) Calculated assuming a 35% tax rate and excluding securities gains

Performance Trends Net Income Amount 1Q02 0.37 2Q02 0.3 3Q02 0.39 4Q02 0.33 1Q03 0.37 Earnings Per Share Amount 1Q02 92.2 2Q02 75.8 3Q02 94 4Q02 76.6 1Q03 87.3

Performance Trends Net Interest Income & Margin (FTE) Net Interest Margin Drivers Mortgage prepayment activity Lower margin residential mortgages Loan mix...weighted toward lower rate / higher quality auto loan originations Maturity of $800 mm in high rate retail CD's Amount NIM 1Q02 186 0.0364 2Q02 184.9 0.0378 3Q02 190.1 0.037 4Q02 195.9 0.0363 1Q03 195.2 0.0362 ($MM)

Loan Growth Average ($B) Annualized Growth 1Q03 vs. 4Q02 vs. 1Q03 vs. 1Q03 4Q02 3Q02 1Q02 Commercial $ 5.6 5% 4% (7) % Commercial real estate 3.8 9 12 3 Total commercial/CRE 9.4 6 7 (3) Auto loans 3.2 16 22 11 Home equity 3.2 9 14 1 Residential real estate 1.8 33 56 55 Other consumer 0.4 (10) (6) (20) Total consumer 8.6 15 24 12 Total loans $18.0 11% 15% 3 % Total earning assets $21.9 9% 20% 6 % Operating leases $ 3.1 2% 7% 2%

Auto Loan Sale Action Sold $560 million of 2002 vintage auto loans Strategy Lower balance sheet exposure to auto business Reduced credit exposure Financial Impact $7.0 million gain on sale $0.5 million (after tax) reduction in 2003 earnings 7 bp decline in net interest margin Credit quality 10 bp increase in auto loans net charge-offs 1 bp increase in total net charge-offs

Core Deposit Trends (1) Average ($B) Annualized Growth 1Q03 vs. 4Q02 vs. 1Q03 vs. 1Q03 4Q02 3Q02 1Q02 Demand $ 2.8 (1) % 6% 5 % Interest checking 1.7 4 5 (16) Savings / MMA 6.9 21 2 7 IRA's 0.7 (12) (6) (17) Core deposits excl. CD's 12.0 12 4 - - CD's 3.0 (41) (17) (37) Total $15.0 -- % (2) % (8) % Memo: Total corporate xld MMAs $2.8 (1) % 14% (2) % Total personal xld CDs 8.2 17 9 (4) Total core xld MMAs & CDs $11.0 12% 10% (3) % (1) Growth percentages normalized for impact of Florida banking operations sold in 1Q02

Success in Attracting Customer Assets (1) Incremental Growth Core Deposits ex. CD's Annuity Sales Mutual Fund Sales 1Q02 241 129.1 41.9 2Q02 552 152.6 54.6 3Q02 436 151.8 32.4 4Q02 90 150.1 36.1 1Q03 327 173.9 52.3 ($MM) ($MM) Core Deposits ex. CD's Annuity Sales Mutual Fund Sales 1Q02 241 129.1 41.9 2Q02 793 281.7 96.5 3Q02 1229 433.5 128.9 4Q02 1319 583.6 165 1Q03 1646 757.5 217.3 Cumulative Growth $412 $759 $276 $620 $553 $412 $1,171 $1,791 $2,068 $2,621 (1) Excludes Florida banking operations sold in 1Q02

Non-interest Income ($MM) Better or (Worse) vs. 1Q03 4Q02 4Q02(1) 1Q02 Operating lease income $182.9 $ 2.2 1% 4 % Deposit service charges 39.6 (1.6) (4) 3 Brokerage / insurance 15.5 1.6 11 (12) Trust services 14.9 (0.4) (3) (4) Mortgage banking 14.9 3.5 30 (24) Bank Owned Life Ins. 11.1 (0.3) (3) (5) Other service charges 10.3 (0.6) (5) (3) Other 26.3 (2) 4.7 22 89 Total $315.6 $ 9.0 3% 4% (1) Linked quarter percentage growth is not annualized (2) Includes $7.0 MM gain on sale of auto loans

Mortgage Banking Mortgage Servicing (1) 1Q03 4Q02 3Q02 Mortgage servicing portfolio $6.7 B $6.0 B $5.2 B Investor servicing portfolio $4.4 B $3.8 B $3.2 B Mortgage servicing rights $35.4 MM $29.3 MM $27.9 MM MSR % of investor servicing portfolio 0.80% 0.78% 0.88 % MSR % of equity 1.56% 1.27% 1.19 % Mortgage Origination Production $1.3 B $1.5 B $1.0 B (1) End of period

Performance Trends (1) (1) Excluding securities gains and 1Q02 gain from the sale of the Florida banking operations Revenue (FTE) Amount 1Q02 488.8 2Q02 481 3Q02 513.9 4Q02 502.382 1Q03 510.756 ($MM)

Non-interest Expense ($MM) Better or (Worse) vs. 1Q03 4Q02 4Q02(1) 1Q02 Operating lease expense $143.6 $ 3.8 2% (3) % Personnel costs 121.7 (7.9) (7) % (7) Net occupancy 16.8 (3.4) (25) 2 Outside services 16.6 0.6 4 10 Equipment 16.4 0.9 5 3 Marketing 6.6 (0.4) (7) 5 Professional services 6.3 1.7 21 (17) Other 27.5 1.7 6 16 Total $355.6 $ (2.9) (1) % (1) % 1) Linked quarter percentage growth is not annualized

Credit Quality Overview 1Q03 4Q02 1Q02 NPAs / total loans + OREO 0.79% 0.77% 1.38 % Net charge-offs - adjusted (1) 0.68 1.85(2) 0.92 90+ days past due 0.32 0.35 0.32 Consumer 0.55 0.47 0.48 Commercial 0.15 0.28 0.14 Commercial RE 0.07 0.16 0.26 Reserve / total loans 1.82 1.82 2.09 Reserve / NPAs 231 238 151 (1) Excludes impact of net charge-offs on exited portfolios (2) Includes 4Q02 credit actions; excluding credit actions net charge-offs would have been 0.67%

% Lns + OREO 1Q02 225.53 0.0138 2Q02 223.237 0.0134 3Q02 214.1 0.0123 4Q02 136.723 0.0077 1Q03 140.725 0.0079 Non-performing Asset Trends ($MM)

Non-Performing Asset Flow Analysis Period End ($MM) 1Q03 4Q02 3Q02 2Q02 1Q02 NPA beginning of period $136.7 $214.1 $223.2 $225.5 $227.5 4Q02 credit actions: New 29.9 Loan losses (51.3) Sales (1) (25.8) Net impact (47.2) New 48.4 35.6 47.2 73.0 74.4 Returns to accruing status (6.0) (12.7) (0.4) (0.3) (3.7) Loan losses (18.0) (21.5) (25.5) (28.3) (26.1) Payments (15.4) (28.5) (26.3) (44.3) (37.7) Sales (5.0) (3.2) (4.2) (2.4) (8.9) (2) Other - - - - 0.1 - - - - NPA end of period $140.7 $136.7 $214.1 $223.2 $225.5 (1) Represents proceeds received, net of $21.4 MM of charge-offs (2) 1Q02 includes $6.5 MM related to the sale of Florida banking operations

Net Charge-offs - Adjusted (1) Amount Percent 1Q02 39.2 0.0092 2Q02 34.1 0.0083 3Q02 31.7 0.0075 4Q02 80.6 0.0185 1Q03 30.3 0.0068 ($MM) 1Q03 4Q02 1Q02 Commercial 1.06% 4.30% 1.31 % Commercial real estate 0.06 0.82 0.44 Total commercial 0.66 2.92 0.98 Consumer Auto loans 1.19 1.18 1.52 Other direct 1.39 0.99 1.23 Home equity 0.50 0.45 0.50 Residential real estate 0.03 0.02 0.04 Total consumer 0.69 0.65 0.84 Total 0.68% 1.85% 0.92% (1) Excludes impact of net charge-offs on exited portfolios; includes 4Q02 credit actions. Reported total net charge-offs were 0.71% in 1Q03, 1.88% in 4Q02, and 1.00% in 1Q02.

Vintage Performance % of Portfolio - EOP Vintage 12/00 12/01 6/02 9/02 12/02 3/03 6 Mo. 12 Mo. 18 Mo. Auto Loans Cumulative Charge-off Pre - 4Q98 18% 6% 2% 1% 1% 1% 4Q98 - 3Q99 25 12 9 6 5 4 4Q99 - 4Q00 57 34 26 22 17 14 0.07% 0.79% 1.72% 1Q01 - 4Q01 -- 48 38 31 27 23 0.04 0.52 1.05 1Q02 - 4Q02 -- -- 25 40 50 43 0.03 0.41 1Q03 -- -- -- -- -- 16 100% 100% 100% 100% 100% 100 % Operating Leases Cumulative Oper. Losses Pre - 4Q98 16% 5% 3% 2% 1% 1% 4Q98 - 3Q99 33 22 16 13 10 9 4Q99 - 4Q00 51 39 34 30 27 25 0.04% 0.60% 1.48% 1Q01 - 4Q01 -- 34 31 28 27 20 0.06 0.62 1.25 1Q02 - 4Q02 -- -- 16 27 35 35 0.02 0.28 1Q03 -- -- -- -- -- 10 100% 100% 100% 100% 100% 100%

Consumer Delinquency Trends (1) 30+ Days 1Q02 0.0232 2Q02 0.0224 3Q02 0.021 4Q02 0.0223 1Q03 0.0203 90+ Days 1Q02 0.0048 2Q02 0.0043 3Q02 0.0045 4Q02 0.0047 1Q03 0.0055 (1) % of related outstandings at EOP. Excludes impact of Florida banking operations sold in 1Q02

Loan Loss Reserve Loan Loss Reserve Flow Analysis ($M) 1Q03 4Q02 3Q02 LLR- beginning $ 324.6 $ 361.9 $ 347.9 Gross charge-offs (39.3) (41.9) (43.5) Recoveries 7.4 10.7 10.0 Net charge-offs (31.9) (31.2) (33.6) Provision exp. 35.7 47.6 48.8 Credit actions chg-offs -- (51.3) -- Assets purchased/(sold) (3.0) -- 1.3 Loans securitized (0.7) (2.5) (2.4) LLR-ending $ 324.8 $ 324.6 $ 361.9 Amount Percent 1Q02 340.9 0.0209 2Q02 347.9 0.0209 3Q02 361.9 0.0209 4Q02 324.6 0.0182 1Q03 324.8 0.0182 ($MM)

Capital Trends (1) 1Q03 4Q02 1Q02 Tier 1 risk-based capital (2) 8.52% 8.69% 10.31 % Total risk-based capital (2) 11.35 11.53 13.45 Tier 1 leverage (2) 8.59 8.88 9.77 Tangible equity / assets 7.39 7.61 9.12 Double leverage (3) 91 88 78 Repurchased 4.3 mm shares... 3.9 mm left on authorization (1) Period end (2) 1Q03 ratios are estimates (3) (Parent company investments in subsidiaries + goodwill) / equity

2003 Outlook

2003 Outlook Earnings Per Share - Prior $1.50 - $1.53 Impact of operating lease accounting ($0.03) Earnings Per Share - New $1.47 - $1.51

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD LOOKING STATEMENT DISCLOSURE This presentation and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's Annual Report on Form 10-K for the year ended December 31, 2002, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this discussion, including related questions and answers, are based on information available at the time of the discussion. Huntington assumes no obligation to update any forward-looking statement.

Appendix

Loan Portfolio - 3/31/03 By Type of Loan ($B) Amt Pct Commercial $ 5.7 32.2% Commercial RE 3.8 21.2 Total commercial 9.5 53.4 Auto loans 2.8 15.8 Home equity 3.3 18.4 Residential real estate 1.8 10.3 Other consumer 0.4 2.1 Total consumer 8.3 46.6 Total loans $17.8 100.0% By Region or LOB 1Q03 Central OH/WV 0.27 Northern OH 0.15 W. Michigan 0.11 S. Ohio/KY 0.09 E. Michigan 0.07 Indiana 0.036 Auto 0.2 PFG 0.059 Treasury / Other 0.013

Commercial Loan Portfolio - 3/31/03 $9.5 B By Industry Sector Services 0.25 Manufacturing 0.13 F.I.R.E. 0.3 Retail Trade 0.13 Construction 0.07 Wholesale Trade 0.06 Trans./Comm. 0.03 Agriculture 0.01 Energy 0.01 Other 0.01

Commercial Loan Portfolio – 3/31/03

$9.5 Billion

of Loans By Size



370
1.9 %
18,785
98.1 %
< $5 MM
$5+ MM

$5 MM - < $10 MM	245
$10 MM - < $25 MM	117
$25 MM - < $50 MM	8
$50+ MM	0
Total	370

Loans By $ Size



18 %
3 %
0 %
18 %
61 %
< $5 MM
$5 MM - < $10 MM
$10 MM - <$25 MM
$25 MM - < $50 MM
$50 MM +

42

Columbus Cleveland Cincinnati W. MI E. MI WV ID FL 0.191 0.215 0.154 0.15 0.151 0.078 0.058 0.006 Commercial Real Estate Portfolio - 3/31/03 Construction Owner Occupied Mini-Perm Permanent 0.389 0.324 0.135 0.152 Cincinnati Columbus W. Michigan E. Michigan W. Virginia Indiana Cleveland Permanent Mini-perm Owner Occupied Construction $3.8 Billion Florida

Commercial Real Estate Portfolio - 3/31/03 Retail Industrial Office Multifamily Land Devel Single-family Hotel Health Care Raw Land Other 0.218 0.171 0.156 0.148 0.083 0.056 0.044 0.023 0.024 0.077 Retail Industrial Office Multi-family Land Devel. Hotel Single-family Health Care Other $3.8 Billion Including Owner Occupied Raw Land

Commercial Real Estate Portfolio - 3/31/03 Retail Industrial Office Multifamily Land Devel Single-family Hotel Health Care Raw Land Other 0.201 0.112 0.138 0.214 0.118 0.069 0.062 0.016 0.031 0.034 Retail Industrial Office Multi-family Land Devel. Hotel Single-family Health Care Other $2.6 Billion Excluding Owner Occupied Raw Land

Consumer Loan Portfolio - 3/31/03 By Type of Loan ($B) Amt Pct Auto loans 2.8 33.9% Home equity * 3.3 39.5 Residential real estate 1.8 22.0 Other consumer 0.4 4.6 Total consumer $8.3 100.0% * Home equity lines $2.7 Home equity loans 0.6 1Q03 Auto loans & leases 0.34 Home equity 0.39 Residential real estate 0.22 Other consumer 0.05 E. Michigan 0 Indiana 0 Auto 0 PFG 0 Mortgage 0

Indirect Auto - Quarterly Production ($MM) 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 Auto Loans Production $651 $454 $426 $613 $667 $504 $486 $498 $715 $609 $711 % new vehicles 46% 45% 43% 47% 50% 39% 47% 58% 57% 52% 52% Avg. FICO 707 712 716 722 721 723 730 732 737 735 733% < 640 14.0% 9.2% 5.8% 4.7% 4.7% 3.1% 1.8% 1.4% 1.2% 1.0% 0.8% Operating Leases Production $352 $302 $271 $340 $318 $255 $213 $292 $391 $283 $310 % new vehicles 75% 79% 78% 80% 83% 83% 85% 90% 91% 95% 94% Avg. residual 43% 44% 38% 38% 37% 36% 37% 38% 40% 42% 42% Avg. FICO 703 712 713 712 710 717 727 732 735 735 735% < 640 12.4% 8.7% 6.7% 6.2% 6.4% 3.6% 0.9% 0.7% 0.6% 0.7% 0.5%

Home Equity - Quarterly Production ($MM) 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 Loans Production $79.8 $74.2 $70.5 $93.6 $72.8 $83.2 $76.2 $81.8 $63.7 $64.1 $54.2 Avg. LTV 79% 79% 80% 80% 78% 77% 79% 75% 72% 72% 69% Avg. FICO 686 684 689 692 695 697 697 699 698 698 697% < 640 23.5% 23.0% 19.3% 18.8% 16.6% 15.6% 14.5% 14.5% 16.3% 16.1% 14.2% Lines Production $220.5 $193.0 $210.8 $329.0 $286.3 $299.0 $317.4 $367.5 $347.6 $357.3 $363.3 Avg. LTV 80% 79% 79% 79% 78% 77% 78% 78% 78% 79% 79% Avg. FICO 708 712 711 714 714 720 722 722 722 722 721% < 640 13.7% 11.0% 11.0% 10.4% 9.3% 7.3% 6.3% 6.4% 6.2% 5.3% 5.7%

Non-performing Assets - By Sector Services 0.37 Manufacturing 0.25 F.I.R.E. 0.08 Construction 0.03 Retail Trade 0.04 Agriculture 0.02 Trans./Comm. 0.02 Wholesale Trade 0.02 Energy 0.02 Other 0.15 $141 MM @ 3/31/03

Performance Trends Loan Loss Provision (1) (2) 4Q02 excludes credit actions taken during quarter Net Charge-offs Add'l Provision 1Q02 43 -4 2Q02 36.5 9.1 3Q02 33.6 15.2 4Q02 31.2 16.4 1Q03 31.9 3.8 ($MM) $39 $46 $49 $48 $36

Performance Trends Return on Average Assets Return on Average Equity Amount 1Q02 0.0141 2Q02 0.0122 3Q02 0.0145 4Q02 0.0113 1Q03 0.0129 Return on Common Equity 1Q02 0.157 2Q02 0.129 3Q02 0.163 4Q02 0.136 1Q03 0.157